                                               EDISON INTERNATIONAL

                                                 POWER OF ATTORNEY

                  The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M.
NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, DEBORAH M.
FESTA, LOWELL B. REINSTEIN, DARLA F. FORTE, EILEEN B. GUERRERO, BONITA J. SMITH, POLLY L. GAULT, and DOUGLAS G.
GREEN, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31,
2003, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2004, any Current
Reports on Form 8-K from time to time during 2004 and through January 20, 2005, or in the event this Board of
Directors does not meet on January 20, 2005, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the
Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 15th day of January, 2004.

                                                 EDISON INTERNATIONAL

                                                 By:   /s/ JOHN E. BRYSON
                                                       ---------------------------------
                                                       JOHN E. BRYSON
                                                       Chairman of the Board, President,
                                                       and Chief Executive Officer

Attest:

/s/ BEVERLY P. RYDER
----------------------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                             2004 Edison International
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ John E. Bryson
---------------------------------------------------
John E. Bryson                                                    Chairman of the Board,
                                                                  President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Theodore F. Craver, Jr.
-----------------------------------------------
Theodore F. Craver, Jr.                                           Executive Vice President,
                                                                  Chief Financial Officer,
                                                                  and Treasurer

Controller and Principal Accounting Officer:

/s/ Thomas M. Noonan
---------------------------------------
Thomas M. Noonan                       Vice President and Controller

Additional Directors:

/s/ Bradford M. Freeman                Director               /s/ Richard T. Schlosberg, III      Director
--------------------------------------                        -----------------------------------
Bradford M. Freeman                                           Richard T. Schlosberg, III

/s/ Bruce Karatz                       Director               /s/ Robert H. Smith                 Director
--------------------------------------                        -----------------------------------
Bruce Karatz                                                  Robert H. Smith

/s/ Luis G. Nogales                    Director               /s/ Thomas C. Sutton                Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Thomas C. Sutton

/s/ Ronald L. Olson                    Director               /s/ Daniel M. Tellep                Director
--------------------------------------                        -----------------------------------
Ronald L. Olson                                               Daniel M. Tellep

/s/ James M. Rosser                    Director
--------------------------------------
James M. Rosser